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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) September 24,1997

                            Delta Funding Corporation
             (Exact name of registrant as specified in its charter)

                New York                  333-3418         11-2609517
      (State or other jurisdiction      (Commission       (IRS Employer
           of incorporation)            File Number)        ID Number)

             1000 Woodbury Road, Woodbury, New York         11797
            (Address of principal executive offices)      (Zip Code)

       Registrant's Telephone Number, including area code: (516) 364-8500

                                      N/A
          (Former name or former address, if changed since last report)

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Item 5. Other Events

Filing of Computational Materials and Consent of Independent Accountants.

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Lehman Brothers, as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 1997-3 of Home Equity Loan Asset-Backed Certificates, Series 1997-3. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

     8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

    23.2   Consent of Stroock & Stroock & Lavan (included in Exhibit 8.1)

    99.1   Computational Materials.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DELTA FUNDING CORPORATION

                                       By: /s/ Richard Blass
                                           Name: Richard Blass
                                           Title: Senior Vice President

Dated: September 24, 1997

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                                  EXHIBIT INDEX
Exhibit                                                                    Page
-------                                                                    ----
 8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

23.2    Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

99.1    Computational Materials.